Fund Facts

Your Charity Input. Every year the Advisor to the Funds donates up to 10% of the advisor profits to various charities. If you have more than $15,000 in the Funds, please mail or preferably FAX us a letter to: FAX 512.458.8166, or Texas Capital Value Funds, Inc., 1600 W. 38th Street, Suite 412, Austin, TX 78731 with the following information prior to September 30, 1999. We realize that in our previous request you may have not received your 1998 annual report with
sufficient time to respond, so we are asking early this year.   The 1998
designated contribution amount will be rolled into 1999.

Charity Name             Your Name

Charity Address          Your Address
Charity Phone #          Your Account Balance

Remember, the group must be a valid charity under the IRS rules, Section 501
(c)(3)


For 1997, shareholders designated the following charities:

AIDS Services of Austin
Alzheimers Association
American Cancer Society
American Heart Association
Animal Trustees of Austin
Arthritis Foundation
Austin Sunshine Camp
Austin YMBL Sunshine Camps
Boy Scouts of America
Brenham Christian Academy
The Columban Fathers
Compassion International
Cross Pointe Church
Cystic Fibrosis Foundation

Family Violence Project
Faith Home for Babies with AIDS
Forgotten Childrens Fund
Habitat for Humanity
Harvard Law School Fund
Hilo Salvation Army
The Home Care Program/MSKCC
Make-A-Wish Foundation
MD Anderson Childrens Art Project
Medical Institute for Sexual Health
Methodist Childrens Home
National Cancer Institute
National Kidney Cancer Association
Nature Conservancy of Tennessee

Nevada SPCA
Northwest Hills United Methodist
Peoples Community Clinic
Rapheal Free Clinic
Red Cloud Indian School
Salvation Army
San Diego Historical Society
SOVA Food Pantry
St. Michaels Academy
Texas Baptist Childrens Home
Union Station
United Way of the Flint Hills
Wesleyan Homes Alzheimers
Women Helping Women

Change of Transfer Agents. Beginning January 2, 1999, the Funds will begin to use Firstar as the new transfer agent. Please make a note of the new phone number and address:

Phone: 		888-839-7424
Address:	Texas Capital Value Funds, Inc.
			      c/o Firstar Mutual Fund Services, LLC
			      P.O. Box 701
			      Milwaukee, WI 53201-0701

Have questions about your account?
Call the Transfer Agent at 1-888-839-7424.



Fellow Shareholders,

The Net Asset Value of the Value & Growth Portfolio (V&G) for the period ending September 30th , 1998 was $13.48. For our new Mid-Cap Focus Portfolio, the Net Asset Value was $9.18. The bear market in small and mid-cap value stocks has been difficult. We hope you will pay special attention to our commentary this quarter, and note that your management continues to add its own money to both funds.

 	            Smaller Companies            Mid-size Companies
Period            V&G1  Russell 2000      Mid-Cap Focus2 Russell Mid-Cap

Last Quarter      -16.5%    -5.4%              -8.3%          -0.5%
Last 6 Months       0.2%    10.0               18.3%          17.9

19983              -3.1%    -2.5%                NA             NA
19973              45.6%    22.4%                NA             NA
19963              26.3%    16.5%                NA             NA

Since Inception
(annualized)       12.2%    11.6%               (7.9)%          0.0%

Of course, you know the old caveat, past performance may not be indicative of future results.

1 After the maximum sales charge of 4.5%, the returns for the last quarter, 6 months, 1997, 1996, and since inception (11/06/95) would be: (20.3)%, (4.3)%,
(7.4)%, 39.0%, 20.6%, and 10.7%, respectively.2 After the maximum sales charge of 4.5%, the returns for the last quarter, 6 months, and since inception (3/18/98) would be: (12.4)%, 13.0%, and (11.9)%, respectively.  3 Calendar years.


Wall Street was recommending the popular stocks regardless of price. Merrill Lynch liked International Business Machines at thirty-nine times earnings. Bache & Co. was pushing Xerox at fifty times. Blair & Co. was touting
Avon at fifty-six times.That was 1967.  Two years later, Warren Buffett wrote to his investment partners: Essentially I am out of step with present conditions. On one point, however, I am clear. I will not abandon a previous approach whose logic I understand even though it may mean forgoing large, and apparently easy, profits to embrace an approach which
I dont fully understand, have not practiced successfully and which, possibly, could lead to substantial permanent loss of capital. Not a lot has changed since 1967. Today, its the Internet and the very largest of the large
stocks that are doing well.   Small to mid-size stocks, especially value
stocks, have done miserably over the last 12 months.

The Question Begs

Should we abandon our strategy and do the obvious that is, buy the stocks going up, regardless of value? Should you concede that small and mid-size companies will never again do well, and move to the funds investing in larger companies?

One of the most difficult aspects of an investment managers job is sticking
to a strategy when its temporarily not working.   (We understand it is pretty
difficult for shareholders too.)   Buffetts discipline, his unwillingness to
compromise his investment strategy, is we think, a major contributing factor to his overwhelming investment success.

We cannot control the returns of your portfolio, although we can, and do, control the process. The process today that has produced poor returns in the last 12 months is the same process that produced outstanding returns the year before, and the outstanding returns the year before that, and the year before that, and the outstanding test returns over a decade. So, why dont we do the obvious and buy the mega-cap stocks that are going up?

1 Buffett, The Making of An American Capitalist, Roger Lowenstein


Obvious=Wrong

In investing, when its obvious, its usually wrong.   David Dreman, in his book
The New Contrarian Investment Strategy, analyzed the survey history of investment managers. Over a 50 year period, various magazines including Trusts and Estates, Institutional Investor, Financial World and so on, would survey investment managers and ask them their favorite industry for the next year. Of course, the favorite industry was also where the managers were most heavily invested. Wed equate favorite with obvious.
How did the obvious industry do the next year?

Out of a total of 52 surveys, the favorite industry underperformed the market 77% of the time. Risk was also higher. When the markets did poorly, the obvious industry was usually down more.

In 1971, Institutional Investor surveyed 150 money managers to get their top five picks for the next year. The magazine noted that there was a remarkable consensus regarding the top ten favorites. Sounds a little like today, doesnt it?

How did the obvious stocks do the next year? They were up 1.3% in a market up 15.6%.

If at first you dont succeed, try again. The next Institutional Investor survey was in 1973. For the next year, the top ten obvious stocks to buy were down 40.4% while the market was down 17.4%.

We recall a period about 12 years ago, when the obvious thing to do in Austin was to invest in real estate, and for bankers, to loan on real estate. The result was that most investors lost big, and today, there are no local banks. They all went bankrupt doing the obvious.

Our own experience with the Value and Growth fund is illustrative.  When the fund was up year-over-year some 90%, investors were pouring money into the
fund, perhaps because it was obviously a good fund.   We were also getting
articles in the New York Times and interviews on CNBC. Never underestimate the press to catch the popular trend.

Those investors who bought when it was obvious are underwater so far. Now that our stocks are cheap, and we have less downside risk than a year ago, only
the savviest investors are adding money.   We are not being overwhelmed by
requests for press interviews either.  Warren Buffett once said about investing:
If all you had to do was look at past performance, all librarians would be rich. Unfortunately, most investors today are acting like librarians, much to their detriment.

This time is not different.

The most dangerous words in investing are this time is different. Those words are being uttered today to justify the continuing mania for large-cap stocks. We wont repeat the arguments here, but it does beg the question asked by one of our institutional clients: Should we concede that small and mid-cap stocks will never again do well?

Investing has cycles much like the ocean has tides. The devilish aspect of investing is that there is no calendar. We dont know when the tides will change. We do know they will.

Enormous High Tides

Nova Scotias Bay of Fundy has the highest tides in the world.   You can walk




[chart]





the seafloor when the tide is out. Six hours later, the same area will be covered with 45-55 feet of water. When the tide comes in for small stocks, it will be huge, much like the tidal surge in the Bay of Fundy. We believe this for two reasons.

Small value stocks have historically produced enormous high tides. For the last 35 years, the cumulative difference in return is profound.

Small Value     = 27,521%
Large Growth   =    4,384%

You can see the advantage even better by looking at the growth of $100 invested over 35 years in the chart above.

The second reason we are optimistic about small value is that their returns have been especially compelling after extended periods of underperformance relative to large growth.

Over the last 35 years, there have been three periods when small value lagged large growth on a cumulative basis by more than 10%. Following each period, small value clobbered large growth in the next
1 year, 3 years, 5 years, and 7 years.

The latest period is now the largest cumulative underperformance for the last 35 years. Of course, this says nothing about the timing of the shift.


Periods When   Next 1 Year   Next 3 Years   Next 5 Years   Next 7 Years
Small Value    Sm Lg Excess  Sm Lg Excess   Sm Lg Excess   Sm Lg Excess
Underperformed V Gth Return  V Gth Return   V Gth Return   V Gth Return

1/69-12/73-46%-18%-30% 12%  94% 12% 82%   188% 9%  179%  413% 77% 336%
2/80-11/80-10%  9% -8% 17% 114% 23% 92%   193%50%  143%  217% 77% 141%
9/89-12/91-39% 30%  7% 23%  58% 11% 47%   147%85%   62%  204%198%   6%
11/97-2/99-49%          ?            ?               ?              ?


Conclusion

While small to mid-cap value stocks have certainly disappointed in the last year, ironically, we think the next six months may be the best entry point for small and mid-cap value stocks in the next seven years.

The father of value investing and Warren Buffetts teacher, Benjamin
Graham, once said that the market in the short run is like a voting machine,
swayed by the whims and emotions of investors.   But over the long run, the
market is very much a weighing machine, calculating the true value of companies.

Focusing on the long run by keeping the investment discipline we use is
the only way we know to produce outstanding long-run returns.   With your
portfolio valuations substantially cheaper and with growth prospects as good, if not better, than the larger companies, were confident your money, and ours, is in the appropriate place.

Respectfully submitted,
Mark A. Coffelt, CFA


 S T O C K   P R I C E S   R E L A T I V E  TO
                         Earnings         Cash flow      Book value
Value & Growth	          11.7	            13.6	          2.1
   Avg Small Value Fund	 18.3	            12.4	          2.4
   Avg Small Growth Fund	32.4	            26.1	          6.4
Mid-Cap Focus (est.)	    11.6	            11.7	          3.1
   Avg Mid Value Fund	   21.9	            13.8	          3.4
   Avg Mid Growth Fund	  37.5	            28.1	          8.5
   S&P 500	              34.6	            24.4	          8.8

Data from Morningstar Mutual Funds 3/99 with the exception of Mid-Cap Focus which is estimated.




Industry	                       Shares	  Company	             Market Value 		%

Aerospace/Defense	              23,900	  Ducommon*	               224,063		0.5

Apparel	                        59,000	  North Face*	             737,500		1.8
	                               12,200	  Oshkosh B'Gosh	          215,788		0.5
			                                                               953,288		2.3

Banking	                        37,700	  Bank United	           1,540,988		3.7
                              	128,000	  Resource Banc.	        1,648,000		4.0
	                              165,100	  Sovereign Banc.	       2,022,475		4.9

                                                            			 5,211,463	12.6

Building Materials	             73,700	  Kaufman & Broad	       1,662,856		4.0
	                               95,275	  Modtech*	                857,475		2.1
	                               23,000	  NCI Building Sys.*	      540,500		1.3
	                              140,200	  Standard Pacific	      1,805,075		4.3
	                               61,400	  Centex Const.	         2,137,488		5.1
			                                                             7,003,394	16.8

Computer Hardware	               9,700	  Dialogic*	               295,850		0.7
	                              108,100	  Pomeroy Computer*	     1,405,300		3.4
	                               83,100	  Tech Data*	            1,906,106		4.6
			                                                             3,607,256		8.7

Computer Software	             232,500	  GT Interactive*	       1,075,313		2.6
	                              160,800	  Mapics*	               1,236,150		3.0
	                              106,500	  Symantec*	             1,803,844		4.3
	                               71,300	  T-HQ*	                 1,452,738		3.5
			                                                             5,568,045	13.4

Electrical Equipment	           25,000	  Methode Electronics	     278,125 	0.7

Financial Services	            115,200	  FirstFed Financial* 	  1,850,400	 4.4

Household Products	            137,700	  Nature's Sunshine	     1,514,700		3.6

Machinery	                      62,200	  Esterline Tech.*	        804,713		1.9


Manuf. Housing/RVs	            105,300	  Champion Enterp.*	     2,040,188		4.9
	                              102,600	  Coachmen Industries	   2,103,300		5.1
	                               87,400	  National RV*	          1,933,725		4.6
			                                                             6,077,213	14.6

Medical Supplies	               91,900	  ADAC Laboratories*	    1,252,138		3.0

Office Equip./Supplies	        224,000	  OfficeMax*	            1,932,000		4.6

Publishing	                     17,600	  Franklin Covey*	         158,400		0.4

Restaurant	                     47,500	  Applebees	             1,178,594		2.8
	                              138,680	  Buffets*	              1,369,465		3.3
			                                                             2,548,059		6.1

Trucking/Transportation	        37,400	  Werner Enterp.	          589,050		1.4

Human Resources	                59,700	  CDI Corp.*	            1,436,531		3.5


*Non-income producing		                   Total Common Stocks	 41,008,838	98.5
		                                         (Cost $44,801,613)

Short-Term Investments

Banking		         Wisc. Corp Cent. Cr. Union D Note	               211,147	0.5
		               (4.6087% 12-31-2031, Cost $211,147)
Drugs		           Warner Lambert Demand Note 	                      43,298	0.1
		               (4.5700% 12-31-2031, Cost $43,298)	               254,445	0.6

Total Investments(Cost $44,801,613)	                           41,263,283	99.1

Other Assets and Liabilities			                                    371,658	0.9


Net Assets			                                                41,634,936		100.0


At March 31, 1999, the net unrealized depreciation based on the cost of investments for income tax purposes of $44,801,613 was $3,792,779.







Industry	                    Shares	Company	                   Market Value		%

Banks	                          930	Banc One	                      51,208		4.6
	                             4,000	Sovereign Bancorp	             49,000		4.4
			                                                               100,208		9.0

Building	                     2,330	Kaufman & Broad	               52,571		4.8
	                             1,360	Centex	                        45,390		4.1
			                                                                97,961		8.9

Computer Software	            1,800	Diebold	                       43,200		3.9
	                             1,800	Sterling Software*	            42,750		3.9
	                             3,280	Symantec*                     	55,555		5.0
			                                                              141,505		12.8

Energy	                         830	Columbia Energy	               43,368		3.9

Financial Services	             900	Countrywide Credit	            33,750		3.1
	                             2,400	MBNA Corp.	                    57,300		5.2
	                             2,650	Power Corp.	                   50,625		4.6
	                             1,100	Reliastar Financial 	          46,888		4.3
			                                                              188,563		17.2

Home Appliances	                900	Maytag	                        54,338		4.9

Home Furnishings	             2,510	Hon Industries	                55,063		5.0

Housewares	                   1,700	Premark Int'l	                 55,994		5.1

Industrial Services	          1,800	Manpower	                      42,075		3.8

Insurance	                    1,740	Conseco	                       53,723		4.9
	                               860	Washington Mutual	             35,153		3.2
			                                                                88,876		8.1

Office Equip./Supplies	       5,400	OfficeMax*	                    46,575		4.2

Retail	                       1,050	Ross Stores	                   46,003		4.2
	                             1,000	Sears Roebuck                 	45,188		4.1
	                             1,300	TJX Companies	                 44,200		4.0
			                                                              135,391		12.3

Thrifts	                      2,060	Dime Bancorp	                  47,766		4.3

*Non-income producing		                Total Common Stocks    $	1,097,683	99.6
		                                       (Cost $1,137,472)

		                            Other Assets and Liabilities	          3,966	0.4

					                                           Net Assets  $	1,101,649		100.0


At March 31, 1999, the net unrealized depreciation based on the cost of investments for income tax purposes of $1,137,472 was $39,792.









                                          		Value &			Mid-Cap
		                                           Growth			Focus
ASSETS
     Investments at Market Value,         41,263,278  1,097,680
(Identified Cost $44,801,612 and $1,137,472) (Note 1-A) 	$
     Cash & Equivalents		                      2,342		6,606
     Dividends and Interest Receivable	       	6,848		1,575
     Receivable for Securities Sold		        714,892		0
     Receivable for Fund Shares Sold	        	20,890		0
           Total Assets		                 42,008,250		1,105,861

LIABILITIES
     Distribution Payable		                      389		0
     Administration Fee (Note 2)		            36,999		947
     Management Fee (Note 2)	                	17,106		661
     12B-1 Fees (Note 2)		                    30,700		2,352
     Payable for Securities Purchased		      121,863		0
     Payable for Fund Shares Purchased		     163,427		0
     Other Liabilities	                       	2,831		255
           Total Liabilities	               	373,315		4,215
NET ASSETS	                             $	41,634,936		1,101,646

(Applicable to 3,087,902 and 119,989 shares outstanding, $.0001 par value, 25 million shares authorized each fund).


NAV AND REPURCHASE PRICE PER SHARE		           13.48		9.18

MAXIMUM OFFERING PRICE PER SHARE	             	14.12		9.61
   (100/95.5 of net asset value)

NET ASSETS
At March 31, 1999, net assets consisted of:
 Capital Stock @ Par		                    58,157,145		1,161,663
 Capital in Excess of Par		                  821,481		5,657
Accum Net Realized Loss on Investments   	11,907,949  14,568
Net Unrealized Depreciation on Investments	3,792,779		39,792

     	                                  $	41,634,936		1,101,646


		                                    Value & Growth		Mid-Cap Focus
INVESTMENT INCOME
Dividends	                                 $	206,234		5,724
Interest	                                    	21,811		842
TOTAL INVESTMENT INCOME		                    228,045		6,566

EXPENSES
Administrative Fee (Note 2)		                122,725		3,695
Management Fee (Note 2)		                    302,959		5,278
12B-1 Fees (Note 2)		                         75,740		1,320
TOTAL EXPENSES		                             501,424		10,293

NET INVESTMENT GAIN/(LOSS)		               (273,379)		(3,727)

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net Realized Loss from Sec Trans	        (6,575,035)		2,311
Incr/(Decr) in Unrealized Appreciation		   8,696,763 	155,013

NET GAIN/ (LOSS) ON INVESTMENTS		          2,121,728		157,324

NET INCREASE/(DECREASE) IN NET ASSETS
    FROM OPERATIONS                     	$	1,848,349		153,597






 		                                   Value & Growth		Mid-Cap Focus

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:

Net Investment Gain/(Loss)	              $	(275,195)		(3,998)
Net Realized Gain/(Loss) on Investments  (6,575,037)		2,311
Incr in Unrealized Appr on Investments		   8,696,763 	155,012

INCR/(DECR) IN NET ASSETS FROM OPERATIONS	 1,846,532		153,325

CAPITAL SHARE TRANSACTIONS: (a)
  Shares Sold		                           24,764,522		241,439
  Shares Redeemed		                       37,608,543		90,418

INCREASE FROM CAPITAL SHARE TRANSACTIONS(12,844,022)		151,021

TOTAL INCREASE IN NET ASSETS		          (10,997,489)		304,347

NET ASSETS
  Beginning of Period		                   52,543,544		796,064
  End of Period                        	$	41,634,936		1,101,646

(a) CAPITAL SHARE TRANSACTIONS
  Shares Sold		                            6,473,271		149,035
  Shares Redeemed		                        2,653,384		10,288

TOTAL INCREASE IN SHARES		                 3,819,887		138,747





                                    		Value & Growth		Mid-Cap Focus
PER SHARE OPERATING PERFORMANCE
NAV, BEGINNING OF PERIOD		                   $	13.45		7.76

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)			                (.07)		(.03)
Net Realized and Unrealized Gains/ (Losses)			   .10		1.45
TOTAL FROM INVESTMENT OPERATIONS:			             .03		1.42

NAV, END OF PERIOD		                         $	13.48		9.18

TOTAL RETURN FOR SIX MONTHS			                  0.2%		18.3%

RATIOS/SUPPLEMENTAL DATA
Net Assets-End of Period 		             $	41,634,936		1,100,411

RATIOS TO AVERAGE NET ASSETS
Expenses			                                      .84		.98
Net Investment Income (Loss)			                (.45)		(.26)
Portfolio Turnover Rate			                      97.6		103.0
Avg. Debt Per Share	                         $		None		None
Avg. amount of debt outstanding ($000)	      $		None		None
Avg. number of shares outstanding (000)			 4,066,555		114,320





1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Texas Capital Value Funds, Inc. was incorporated on June 26, 1995 as a Maryland Corporation and is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Value & Growth Portfolio (the V&G) and the Mid-Cap Focus Portfolio (the Mid-Cap Focus and formerly BlueChip Value Portfolio) are series of the Texas Capital Value
Funds, Inc, collectively (the Funds). V&G began investment operations on November 6, 1995, while Mid-Cap Focus began investment operations on March 18, 1998. V&Gs investment objective is capital appreciation.
Mid-Cap Focus investment objective is growth, with income a secondary consideration. The following is a summary of significant accounting policies followed by the Funds in the preparation of the financial statements.
The policies are in conformity with generally accepted accounting principles.

A. Security Valuation - Portfolio securities that are listed on national securities exchanges or the NASDAQ National Market System are valued as of the close of business of the exchange on each business day which that exchange is open (presently 4:00pm Eastern time). Unlisted securities that are not included in such System are valued at the mean of the quoted bid and asked prices in the over-the-counter-market. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Advisor under procedures established by and under the general supervision and responsibility of the Funds Board of Directors. Short-term investments are valued at amortized cost, if their original maturity was 60 days or less, or by amortizing the values as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days.

B. Federal Income Taxes It is the Funds policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. In addition, the Funds intend to pay distributions as required to avoid imposition of excise tax. Therefore, no federal income tax provision is required.

C. Securities Transactions, Investment Income and Other - Securities transactions are recorded on the next business date after trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

D. Distributions to Shareholders. Distributions from investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to net operating losses and post-October capital losses.

E. Accounting Estimates - The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


2.    TRANSACTIONS WITH AFFILIATES

Investment Advisory and Administrative Agreements The Funds have investment advisory agreements with the Advisor, First Austin Capital Management, Inc., pursuant to which the Advisor receives a fee, computed daily, at an annual rate of 1.0% of the average daily net assets. The Advisor provides continuous supervision of the investment portfolios and pays the cost of compensation of the officers of the Funds, occupancy and certain clerical and administrative costs involved in the day to day operations of the Funds..In addition, the Advisor is acting as the administrator to the Funds. For these services, the Advisor receives a fee, computed daily based on the average daily net assets at an annual rate of .70% on the 1st $5 million, .50% on the next $25 million, .28% on the next $70 million, .25% on the next $100 million, and
 .20% for over $200 million of each series.   The Advisor bears most of the
operating expenses of the Funds including legal, audit, printing, and insurance

Transactions with the Distributor
Choice Investments, Inc., was the Companys Distributor through 10/31/98 and clearing through Southwest Securities, was paid $7,740 in commissions for executing portfolio transactions for the Value & Growth Portfolio. No commissions were paid to the Companys new Distributor, Rafferty Capital Management, Inc.

Distribution Agreement and Plan
The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act under which the Funds contract with registered broker-dealers and their agents to distribute shares of the Funds. The Distributor received a fee, computed daily at an annual rate of .25% of the average daily net assets. For the period ending March 31, 1999, the amounts paid to the Distributor were $75,740 and $1,320, for V&G and Mid-Cap Focus, respectively, plus charges for sales of the Funds shares in the amount $15,634.

3. PURCHASES AND SALES OF SECURITIES--For the period ended March 31, 1999 the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $567,869,148 and $71,625,244, respectively, for the Value & Growth Portfolio and $1,254,262 and $1,079,167 for Mid-Cap Focus Portfolio, respectively.

4. LINE OF CREDIT The Funds have a $9 million secured line of credit with Firstar Bank NA. Borrowings under this arrangement bear interest at the banks prime rate. At March 31, 1999, the Funds had no borrowings outstanding. Based upon balances outstanding during the year, the weighted average interest rate was 0% and the weighted average amount outstanding was $0 for the Value & Growth Portfolio and $0 for the Mid-Cap Focus Portfolio.